Exhibit 10.3
THIRD AMENDMENT TO
UNSECURED MASTER LOAN AGREEMENT
     THIS THIRD AMENDMENT TO UNSECURED MASTER LOAN AGREEMENT (this “Amendment”) made as of this 13th day of November, 2007, by and among RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership (“Borrower”), RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust (“Trust”), ROSSFORD DEVELOPMENT LLC, a Delaware limited liability company (“Rossford”), RAMCO ROSEVILLE PLAZA LLC, a Michigan limited liability company (“Roseville”), RAMCO MICHIGAN INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (“Michigan Investment”), and TEL-TWELVE LIMITED PARTNERSHIP, a Delaware limited partnership (“Tel-Twelve LP”; the Trust, Rossford, Roseville, Michigan Investment and Tel-Twelve LP are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lenders a party hereto (KeyBank and such other lenders, collectively, the “Banks”), and KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent” for the Banks).
WITNESSETH:
     WHEREAS, Borrower, Trust, Agent, and the Banks entered into that certain Unsecured Master Loan Agreement dated as of December 13, 2005, as amended by that certain First Amendment to Unsecured Master Loan Agreement dated as of December 27, 2006 and that certain Second Amendment to Unsecured Master Loan Agreement dated as of April 30, 2007 (such agreement, as amended, the “Loan Agreement”); and
     WHEREAS, Borrower and Guarantors have requested that the Agent and the Banks make certain modifications to the Loan Agreement; and
     WHEREAS, the Agent and the Banks have consented to such modifications, subject to the execution and delivery of this Amendment.
     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
     1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
     2. Modification of Loan Agreement. The Agent, the Banks, the Borrower and the Trust hereby amend the Loan Agreement as follows.
          (a) By deleting in its entirety the second (2nd) sentence of the definition of “Consolidated Total Liabilities” appearing in §1.1 of the Loan Agreement, and inserting in lieu thereof the following: “Consolidated Total Liabilities shall not include Trust Preferred Equity or Subordinated Debt.”;
          (b) By deleting in its entirety clause (e) of the definition of Indebtedness appearing in §1.1 of the Loan Agreement, and inserting in lieu thereof the following:

“(e) all subordinated debt, including, without limitation, Subordinated Debt (but excluding Trust Preferred Equity);”;
          (c) By inserting the following sentence at the end of the definition of “Debt Service” appearing in §1.1 of the Loan Agreement:
“Any of the foregoing payable with respect to Subordinated Debt shall be included in the calculation of Debt Service.”;
          (d) By inserting the following new paragraph in § 1.1 of the Loan Agreement:
     “Subordinated Debt. Any subordinated debt which is not Trust Preferred Equity issued by the Trust or the Borrower (or a subsidiary trust created to issue such subordinated debt) (a) which has a minimum remaining term of not less than five (5) years, (b) which is unsecured and which is not guaranteed by any other Person, (c) which imposes no financial or negative covenants (or other covenants, representations or defaults which have the same practical effect thereof) on the Trust, the Borrower or their respective Subsidiaries other than those approved by Agent, (d) pursuant to which all claims and liabilities of the Trust, Borrower and their respective Subsidiaries with respect to the principal and any premium and interest thereon are subordinate to the payment of the principal, letter of credit reimbursement obligations and any premium and interest thereon of the Borrower, the Trust and their respective Subsidiaries under this Agreement and other Indebtedness which by its terms is not subordinate to or pari passu with such Subordinate Debt on terms acceptable to the Agent, and as to which subordination provisions the Agent and the Banks shall be third party beneficiaries, and (e) which does not violate the terms of §8.10.”;
          (e) By deleting in its entirety §8.10 of the Loan Agreement, and inserting in lieu thereof the following:
“§8.10 Trust Preferred Equity and Subordinated Debt. The Borrower and the Trust shall not permit the Trust Preferred Equity and Subordinated Debt to exceed in the aggregate $150,000,000 (provided that to the extent any such Trust Preferred Equity and Subordinated Debt exceeds such limit, such excess shall be considered Indebtedness for the purposes of this Agreement). The Borrower and the Trust will not make or permit any amendment or modification to the indenture, note or other agreements evidencing or governing any Trust Preferred Equity or Subordinated Debt without Agent’s prior written approval, or directly or indirectly pay, prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire any Trust Preferred Equity or

Subordinated Debt if any Event of Default has occurred and is continuing.”;
          (f) By deleting the word “or” appearing at the end of §12.1(q) of the Loan Agreement, by inserting the word “or” at the end of §12.1(r) of the Loan Agreement, and by inserting the following paragraph as §12.1(s) of the Loan Agreement:
     “(s) The Borrower and the Guarantor and any of their respective Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any Subordinated Debt, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such Subordinated Debt for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof or require a redemption, retirement, prepayment, purchase or defeasance thereof;”;
     3. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement as modified and amended herein.
     4. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
     5. Representations. Borrower and Guarantors represent and warrant to Agent and the Banks as follows:
          (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
          (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
          (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
          (d) Representations in Loan Documents. The representations and warranties made by the Borrower and Guarantors and their Subsidiaries under the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries in connection therewith or after the date thereof were true and correct in all material respects when made and are true and correct in all material respects as of the date hereof (as modified and amended herein), except to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, except to the extent that such representations and warranties relate expressly to an earlier date, and except as disclosed to the Agent and the Banks in writing and approved by the Agent and the Majority Banks in writing.
     6. No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
     7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
     8. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Loan Agreement, the Notes and the Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement, the Notes and the Guaranty as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).
     9. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
     10. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of Michigan (excluding the laws applicable to conflicts or choice of law). This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.
     11. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, the Agent and the Required Banks.
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     IN WITNESS WHEREOF, the parties hereto have hereto set their hands as of the day and year first above written.

BORROWER: RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership, by its sole general partner
By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust

By:	/s/ Richard J. Smith
	Name:	RICHARD J. SMITH
	Title:	CHIEF FINANCIAL OFFICER

TRUST: RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust
By:	/s/ Richard J. Smith
	Name:	RICHARD J. SMITH
	Title:	CHIEF FINANCIAL OFFICER

ROSSFORD: ROSSFORD DEVELOPMENT LLC, a Delaware limited liability company
By:	/s/ Richard J. Smith
	Name:	RICHARD J. SMITH
	Title:	CHIEF FINANCIAL OFFICER

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ROSEVILLE: RAMCO ROSEVILLE PLAZA LLC, a Michigan limited liability company
By:	Ramco-Gershenson Properties, L.P., a Delaware limited partnership, its Sole Member

By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, its General Partner

By:	/s/ Richard J. Smith
	Name:	RICHARD J. SMITH
	Title:	CHIEF FINANCIAL OFFICER

TEL-TWELVE LP: TEL-TWELVE LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Ramco General Partner LLC, a Delaware limited liability company, general partner

By:	/s/ Richard J. Smith
	Name:	RICHARD J. SMITH
	Title:	CHIEF FINANCIAL OFFICER

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MICHIGAN INVESTMENT: RAMCO MICHIGAN INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Ramco General Partner LLC, a Delaware limited liability company, general partner

By:	/s/ Richard J. Smith
	Name:	RICHARD J. SMITH
	Title:	CHIEF FINANCIAL OFFICER

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KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By:	/s/ Tayven Hike
	Name:	TAYVEN HIKE, CFA
	Title:	VICE PRESIDENT

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:

By:
Name:
Title:

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KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:	/s/ Elizabeth D. Lilley
	Name:	Elizabeth D. Lilley
	Title:	Senior Vice President

BANK OF AMERICA, N.A.
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:

By:
Name:
Title:

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KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:	/s/ Michael W. Edwards
	Name:	MICHAEL W. EDWARDS
	Title:	SENIOR VICE PRESIDENT

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:

By:
Name:
Title:

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KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ J. T. Johnston Coe
	Name:	J. T. Johnston Coe
	Title:	Managing Director

By:	/s/ LINDA WANG
	Name:	LINDA WANG
	Title:	DIRECTOR

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LASALLE BANK MIDWEST NATIONAL ASSOCIATION
By:	/s/ Michael W. Edwards
	Name:	MICHAEL W. EDWARDS
	Title:	SENIOR VICE PRESIDENT

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK
By:
Name:
Title:

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LASALLE BANK MIDWEST NATIONAL ASSOCIATION
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ James A. Harmann
	Name:	James A. Harmann
	Title:	Vice President

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK
By:
Name:
Title:

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LASALLE BANK MIDWEST NATIONAL ASSOCIATION
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
By:	/s/ John Lippmann
Name: John Lippmann
	Title:	Attorney-in-fact

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Attorney-in-fact

COMERICA BANK
By:
Name:
Title:

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LASALLE BANK MIDWEST NATIONAL ASSOCIATION
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK
By:	/s/ Leslie A. Vogel
	Name:	Leslie A. Vogel
	Title:	Vice President

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THE HUNTINGTON NATIONAL BANK
By:	/s/ Nicolas W. Peraino
	Name:	Nicolas W. Peraino
	Title:	Vice President

FIFTH THIRD BANK, A MICHIGAN BANKING CORPORATION
By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK
By:
Name:
Title:

FIFTH THIRD BANK, A MICHIGAN BANKING CORPORATION
By:	/s/ Timothy J. Kalil
	Name:	Timothy J. Kalil
	Title:	Vice President

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